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                                                                    Exhibit 23.1



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-76698, 33-79134, 33-89634 and 333-27539 on Form S-8.



/S/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP

San Jose, California
December 19, 1997



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